UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2015

CVB FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

California	0-10140	95-3629339
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

701 North Haven Avenue, Ontario, California	91764
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 980-4030

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

CVB Financial Corp. President and Chief Executive Officer, Chris Myers, will attend the FIG Partners West Coast CEO Forum to be held in San Francisco, California, on February 5th 2015. At this conference, Mr. Myers will participate on the Leaders Bank Panel and will host one-on-one meetings with investors. The February 2015 slide presentation utilized in the one-on-one investor presentations, updated to reflect fourth quarter 2014 financial information, is included as Exhibit 99.1 of this report. The information in this report (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other documents filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth the by specific reference in such filing.

Item 8.01	Other Events.

On February 3, 2015, CVB Financial Corp. (the “Company”) issued a press release relating to its President and Chief Executive Officer, Chris Myers’ presentation of the slides in Exhibit 99.1 of this report during one-on-one investor presentations at the FIG Partners West Coast CEO Forum to be held in San Francisco, California, on February 5th 2015. A copy of this press release is attached hereto as Exhibit 99.2 and is being furnished pursuant to this Item 8.01.

A copy of the slide presentation will be available on the Company’s website at www.cbbank.com under the “Investors” tab

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Copy of the CVB Financial Corp. February 2015 slide presentation, updated to reflect fourth quarter 2014 financial information, which its President and Chief Executive Officer, Chris Myers, will utilize while hosting one-on-one investor meetings at the FIG Partners West Coast CEO Forum held in San Francisco, California, on February 5th 2015 (furnished pursuant to Regulation FD).

99.2	Press Release dated February 3, 2015, announcing that Chris Myers, President and Chief Executive Officer of CVB Financial Corp. will participate on the Leaders Bank Panel at the FIG Partners West Coast CEO Forum held in San Francisco, California, on February 5th 2015 and will be hosting one-on-one investor meetings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CVB FINANCIAL CORP.
(Registrant)

Date: February 3, 2015	By:	/s/ Richard C. Thomas
Executive Vice President and Chief Financial Officer

Exhibit Index

99.1	Copy of the CVB Financial Corp. February 2015 slide presentation, updated to reflect fourth quarter 2014 financial information, which its President and Chief Executive Officer, Chris Myers, will utilize while hosting one-on-one investor meetings at the FIG Partners West Coast CEO Forum held in San Francisco, California, on February 5th 2015 (furnished pursuant to Regulation FD).

99.2	Press Release dated February 3, 2015, announcing that Chris Myers, President and Chief Executive Officer of CVB Financial Corp. will participate on the Leaders Bank Panel at the FIG Partners West Coast CEO Forum held in San Francisco, California, on February 5th 2015 and will be hosting one-on-one investor meetings.